UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2015

WESTERN REFINING LOGISTICS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36114	46-3205923
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive office and zip code)

(915) 534-1400

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 11, 2015, Western Refining Logistics, LP (the “Partnership”), entered into an Indenture (the “Indenture”) among the Partnership, WNRL Finance Corp., a Delaware corporation and wholly-owned subsidiary of the Partnership (“Finance Corp.” and together with the Partnership, the “Issuers”), the Guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”) under which the Issuers issued $300.0 million in aggregate principal amount of 7 1⁄2% Senior Notes due 2023 (the “Notes”).

The Notes are guaranteed on a senior unsecured basis by each of the Partnership’s subsidiaries except Finance Corp., which is a co-issuer of the Notes. The Notes and the guarantees are general obligations of the Issuers and each Guarantor, respectively, and will rank equally and ratably with all of the Partnership’s existing and future senior indebtedness and senior to the Partnership’s and the Guarantors’ subordinated indebtedness. The Notes will be effectively subordinated in right of payment to all secured indebtedness (including secured indebtedness under the Partnership’s revolving credit facility) to the extent of the value of the collateral securing such indebtedness. The Partnership will pay interest on the Notes semi-annually in cash in arrears on February 15 and August 15 of each year, beginning on August 15, 2015. The Notes will mature on February 15, 2023.

The Indenture contains covenants that limit the Partnership’s and its restricted subsidiaries’ ability to, among other things: (i) incur, assume or guarantee additional indebtedness or issue preferred units, (ii) create liens to secure indebtedness, (iii) pay distributions on equity securities, repurchase equity securities or redeem subordinated indebtedness, (iv) make investments, (v) restrict distributions, loans or other asset transfers from the Partnership’s restricted subsidiaries, (vi) consolidate with or merge with or into, or sell substantially all of the Partnership’s properties to, another person, (vii) sell or otherwise dispose of assets, including equity interests in subsidiaries and (viii) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, and interest on all the then outstanding Notes to be due and payable immediately.

The Issuers may issue additional Notes from time to time pursuant to the Indenture.

In connection with the sale of the Notes to certain initial purchasers, the Issuers entered into a registration rights agreement, dated February 11, 2015 (the “Registration Rights Agreement”), with the initial purchasers. Under the Registration Rights Agreement, the Issuers agreed to register notes having substantially identical terms as the Notes with the U.S. Securities and Exchange Commission as part of an offer to exchange freely tradable exchange notes for the Notes. The Issuers will use its reasonable best efforts to have the exchange offer registration statement declared effective under the Securities Act and complete the exchange offer within 365 days (or if the 365th day is not a business day, the first business day thereafter) after February 11, 2015. Under certain circumstances, the Issuers will be required to file a shelf registration statement for the resale of the Notes and use its reasonable best efforts to have the shelf registration statement declared effective within a specified time period.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, the form of Notes and the Registration Rights Agreement attached hereto as Exhibits 4.1, 4.2 and 10.1, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K above and is incorporated herein by reference.

Item 8.01	Other Events.

On February 6, 2015, the Issuers issued a press release announcing that they, as co-issuers, priced a private offering of the Notes (the “Notes Offering”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 8.01, including Exhibit 99.1, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Partnership.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture dated February 11, 2015, among Western Refining Logistics, LP, WNRL Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 7.50% Senior Note (included as Exhibit 1 in Exhibit 4.1).

4.3	Registration Rights Agreement dated February 11, 2015, among Western Refining Logistics, LP, WNRL Finance Corp. and the Guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Credit Agricole Securities (USA) Inc., RBS Securities Inc., SunTrust Robinson Humphrey, Inc., Barclays Capital Inc., Comerica Securities Inc., Deutsche Bank Securities Inc., PNC Capital Markets LLC, RB International Markets (USA) LLC, Regions Securities LLC and UBS Securities LLC as the Initial Purchasers.

99.1	Press release dated February 6, 2015, titled “Western Refining Logistics, LP Announces Pricing of $300 Million Private Placement of 7.50% Senior Notes Due 2023 at Par.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP

	By:	Western Refining Logistics GP, LLC, its general partner

By:	/s/ Gary R. Dalke
	Name:	Gary R. Dalke
	Title:	Executive Vice President and Interim Chief Financial Officer

Dated: February 11, 2015

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated February 11, 2015, among Western Refining Logistics, LP, WNRL Finance Corp., the Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 7.50% Senior Note (included as Exhibit 1 in Exhibit 4.1).

4.3	Registration Rights Agreement dated February 11, 2015, among Western Refining Logistics, LP, WNRL Finance Corp. and the Guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Credit Agricole Securities (USA) Inc., RBS Securities Inc., SunTrust Robinson Humphrey, Inc., Barclays Capital Inc., Comerica Securities Inc., Deutsche Bank Securities Inc., PNC Capital Markets LLC, RB International Markets (USA) LLC, Regions Securities LLC and UBS Securities LLC as the Initial Purchasers.

99.1	Press release dated February 6, 2015, titled “Western Refining Logistics, LP Announces Pricing of $300 Million Private Placement of 7.50% Senior Notes Due 2023 at Par.”